As Filed With the Securities and Exchange Commission On April 28, 2006


                                                                File No. 2-11153
                                                                File No. 811-612
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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                              ------------------

                                   FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           Pre-Effective Amendment No.                       |_|
                         Post-Effective Amendment No. 91                     |X|
                                     and/or
                        REGISTRATION STATEMENT UNDER THE                     |X|
                         INVESTMENT COMPANY ACT OF 1940                      |X|
                                Amendment No. 91


                               ------------------

                     Value Line Income and Growth Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                              220 East 42nd Street
                          New York, New York 10017-5891
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 907-1500

                                David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                          New York, New York 10017-5891
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Peter D. Lowenstein
                         Two Sound View Drive, Suite 100
                               Greenwich, CT 06830


It is proposed that this filing will become effective (check appropriate box)
      |_|   immediately upon filing pursuant to paragraph (b)
      |X|   on May 1, 2006 pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(1)
      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485


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                                   Value Line
                          Income and Growth Fund, Inc.

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                                   PROSPECTUS
                                   MAY 1, 2006
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                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

                                                                         #535786

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
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                     Fund Summary
                     What are the Fund's goals? Page 2
                     What are the Fund's main investment strategies? Page 2 What are the main risks of investing in the Fund? Page 2 How has the Fund performed? Page 3
                     What are the Fund's fees and expenses? Page 5


How the Fund is Managed
Principal investment strategies Page 7
The principal risks of investing in the Fund Page 9

                                Who Manages the Fund
                                Investment Adviser Page 11
                                Management fees Page 11
                                Portfolio management Page 11

          About Your Account
          How to buy shares Page 12
          How to sell shares Page 15
          Frequent purchases and redemptions of Fund shares Page 17 Special services Page 18
          Dividends, distributions and taxes Page 18

                                   Financial Highlights
                                   Financial Highlights Page 21

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FUND SUMMARY
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What are the Fund's goals?


                  The Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed. The Fund's investment adviser is Value Line, Inc. (the "Adviser").


What are the Fund's main investment strategies?


                  To achieve the Fund's goals, not less than 60% of the Fund's net assets are invested in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund's net assets (up to 40%) may be invested in U.S. government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium
                  (BBB) quality. In selecting common stocks for purchase or sale, the Adviser relies on the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System (the "Ranking Systems"). The Ranking Systems compare the Adviser's estimate of the probable market performance of each stock during the next six to twelve months to that of all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund invests usually are selected from those securities ranked 1, 2 or 3 by either Ranking System. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies.


What are the main risks of investing in the Fund?

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. The risks vary depending upon a fund's mix of stocks, bonds and money market securities. Therefore, before you invest in this Fund you should carefully evaluate the risks.


                  The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. You also assume an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease. BBB-rated bonds are more speculative than higher rated investment grade bonds.

                  Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be more affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.

                  Because the Fund uses the Ranking System, there is the risk that securities not covered by the Ranking System or lower rated securities will appreciate to a greater extent than those securities in the Fund's portfolio.

                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 9.


How has the Fund performed?


                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. The chart below shows how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500[RegTM] Index and the Lehman Brothers Government/Credit Bond Index, which are broad based equity and bond market indices, respectively. You should remember that unlike the Fund, these indices are unmanaged and do not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                  Total returns (before taxes) as of 12/31 each year (%)
                  ==============================================================

                               [BAR CHART OMITTED]

 1996      1997      1998      1999      2000      2001      2002      2003      2004       2005

17.38     18.55     27.83     25.33     -1.63     -5.18    -12.03     24.43     14.39       9.98


Best Quarter:    Q4 1998      +23.10%
Worst Quarter:   Q3 2001       (9.80)%

                  Average annual total returns for periods ended December 31,
                  2005

                                                   1 year   5 years    10 years
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Value Line Income and Growth Fund
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Return before taxes                                9.98%     5.48%      11.09%
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Return after taxes on distributions                7.96%     3.90%       8.54%
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Return after taxes on distributions and sale       7.87%     4.06%       8.46%
of Fund shares
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S&P 500 Index*                                     4.91%     0.54%       9.07%
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Lehman Government/Credit                           2.37%     6.11%       6.17%
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Bond Index*
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* Reflects no deduction for fees, expenses or taxes.


                  After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

                  After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                  Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

What are the Fund's fees and expenses?

                  These tables describe the fees and expenses you pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)
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Maximum Sales Charges (Load) Imposed on Purchases as a percentage           None
of offering price
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Maximum Deferred Sales Charges (Load) as a percentage of original           None
purchase price or redemption price, whichever is lower
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Maximum Sales Charges (Load) Imposed on Reinvested Dividends                None
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Redemption Fee                                                              None
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Exchange Fee                                                                None
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Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)
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Management Fees                                                            0.67%
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Distribution and Service (12b-1) Fees*                                     0.25%
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Other Expenses                                                             0.17%
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Total Annual Fund Operating Expenses                                       1.09%
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                  * Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

                  Example


                  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The chart below shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                                        1 year   3 years   5 years   10 years
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Value Line Income and Growth Fund         $111      $347      $601    $1,329
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HOW THE FUND IS MANAGED
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Principal investment strategies


                  Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund's objectives.

                  We analyze economic and market conditions, seeking to identify the market sectors or securities that we think make the best investments.

                  In selecting common stocks for purchase or sale, the Adviser relies on the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System.

                  The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.


                  The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.

                  The Value Line Performance Ranking System for common stocks was introduced in 1995. The Performance Ranking System evaluates the approximately 1,800 stocks in the Small and Mid-Cap Edition of The Value Line Investment Survey which consists of stocks with smaller market capitalizations (under $1 billion) and mid-cap stocks (between $1 billion and $5 billion in market capitalization). This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each stock during the coming twelve months to that of all 1,800 stocks under review.

                  Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance for the next six to twelve months. The Fund's investments usually are selected from common stocks issued by companies that are ranked 1, 2 or 3 by either Ranking System. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion). Reliance upon the Ranking Systems, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. The utilization of the Ranking Systems is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.

                  The Fund may invest a portion (up to 40%) of its total assets in U.S. government securities, money market securities and debt securities rated at the time of purchase within the four highest grades assigned by a national rating organization or, if not rated, believed by the Adviser to be of equivalent credit quality. In selecting debt securities, the Adviser evaluates the credit quality of the debt security and its value relative to comparable securities as well as its historic trading level.


                  Temporary defensive position

                  From time to time in response to adverse market, economic, political or other conditions, the Fund may invest without limitation in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objectives.

                  Portfolio turnover


                  The Fund has engaged and may continue to engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Fund's most current portfolio turnover rates.

The principal risks of investing in the Fund


                  - Because the Fund invests a substantial portion of its
                   assets in common stocks, the value of the stocks in its portfolio and the Fund's share price might decrease in response to the activities of an individual company or in response to general market or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.


                  - Debt securities represent the contractual obligation of an issuer to repay the principal upon maturity and are subject to interest rate and credit risks. Interest rate risk is the risk of a decline in the value of debt securities that usually accompanies a rise in interest rates. Credit risk refers to the possibility that an issuer could have the credit rating of its debt securities downgraded, which may adversely affect the market value of its bonds or that the issuer will fail to pay the principal or interest when due.

                  - The Fund may invest in BBB-rated debt securities which may have certain speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for these securities to make principal and interest payments than is the case with higher grade securities. The Fund may continue to hold a debt security if its rating drops from the time of investment.

                  - Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund's performance.


                  - The Fund's use of the Ranking Systems involves the risk
                   that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully.

                  - Please see the Statement of Additional Information for a
                   further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's current annual, semi-annual or quarterly reports. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also available in the Statement of Additional Information.

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WHO MANAGES THE FUND
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                  The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

Investment Adviser


                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser (the "Adviser") and manages the Fund's business affairs. The Adviser also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $3.5 billion as of March 31, 2006.

                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


Management fees

                  For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.70% on the first $100 million of the Fund's average daily net assets and 0.65% of any additional assets.


                  A discussion regarding the basis for the Fund's Board of Directors approving the investment advisory agreement is available in the Fund's most recent semi-annual report to shareholders for the six month period ended June 30.


Portfolio management


                  Bradley Brooks, a Vice President of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Brooks has been a portfolio manager with the Adviser during the past five years and has been a portfolio manager of the Fund since 2002. There is additional information in the Statement of Additional information about Mr. Brooks' compensation, other accounts he manages and his ownership of Fund shares.

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ABOUT YOUR ACCOUNT
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How to buy shares

                - By telephone
                  Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.


                - By wire
                  If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.


                - Through a broker-dealer
                  You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                - By mail
                  Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

                - Minimum/additional investments
                  Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.


                - Time of purchase
                  Your price for Fund shares is the Fund's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends,

                  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received in correct form by BFDS as agent for the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.


                  Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets. Orders will be priced at the NAV next computed after receipt of the order by the intermediary.

                - Distribution plan
                  The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

                - Additional dealer compensation
                  Value Line Securities, Inc. (the Fund's distributor) may pay additional compensation, out of its own assets, to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the distributor. Value Line Securities, Inc. determines the firms to which payments may be made.

                - Net asset value
                  The Fund's NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value. Securities for which market valuations are not readily available are priced at their fair market value as determined under the direction of the Board of Directors. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


                - Important information about opening a new account with the
                  Value Line Funds In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases. In addition, the Fund may limit any share purchases or close your account if it is unable to verify your identity.

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How to sell shares
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                - By mail
                  You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                  The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you.


                  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

                - Through a broker-dealer
                  Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.

                  Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.


                - By exchange
                  You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

                When you send us a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after we receive your request. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 1-800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

                Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

                The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

                Account minimum

                If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

                Redemption in kind


                The Fund reserves the right to make a redemption in kind -- payment in liquid portfolio securities rather than cash -- if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay transaction costs, including brokerage fees, to sell these securities and will bear the market risk of holding the securities.

Frequent purchases and redemptions of Fund shares


                  Frequent purchases and redemptions of the Fund's shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund's Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.


                  Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:


                - sells shares within 30 days after the shares were purchased;


                - makes more than four exchanges out of the Fund during a
                  calendar year (other than systematic purchases and redemptions);

                - enters into a series of transactions that is indicative of a timing pattern strategy.

                  In order to seek to detect frequent purchases and redemptions of Fund shares, the Adviser monitors selected trades. If the Adviser determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Adviser will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Adviser believes are under their control. The Adviser applies these restrictions uniformly in all cases.


                  While the Adviser uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Fund nor any of its service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Adviser's ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Fund's policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, should the Fund detect market timing activity it may terminate the account. Because omnibus accounts may apply their own market timing policies with respect to their accounts, and because the Adviser retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.


Special services


                  To help make investing with us as easy as possible, and to help you build your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.


                - Valu-Matic[RegTM] allows you to make regular monthly
                  investments of $25 or more automatically from your checking account.


                - Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.


                - You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes


                  The Fund intends to pay dividends from its net investment income quarterly, and to distribute any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares. At December 31, 2005, the Fund had net unrealized appreciation of $31,354,000 representing approximately 11% of the Fund's assets.

                  Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the distribution.


                  You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable to you as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if so designated by the Fund and certain other conditions are met by the Fund and the shareholder, including holding-period requirements, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

                  Distributions designated by the Fund as capital gain distributions will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.


                  The Fund will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

                  If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


                  You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.


                  As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                  The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                  The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.


                  Financial Highlights
                  -------------------------------------------------------------

====================================================================================================================================
                                                                              Years ended December 31,
                                                       -----------------------------------------------------------------------------
                                                              2005            2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $      8.35     $      8.23     $      7.00     $      8.17     $      9.00
------------------------------------------------------------------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income                                      .15             .11             .11             .11             .11
    Net gains or losses on securities (both
      realized and unrealized)                                 .68            1.06            1.59           (1.09)           (.58)
------------------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment
      operations                                               .83            1.17            1.70            (.98)           (.47)
------------------------------------------------------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income                      (.15)           (.11)           (.11)           (.11)           (.12)
    Distributions from net realized gains                     (.66)           (.94)           (.36)           (.08)           (.24)
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                       (.81)          (1.05)           (.47)           (.19)           (.36)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                           $      8.37     $      8.35     $      8.23     $      7.00     $      8.17
====================================================================================================================================
Total return                                                  9.98%          14.39%          24.43%         (12.03)%         (5.18)%
====================================================================================================================================
Ratios/supplemental Data:
Net assets, end of year (in thousands)                 $   276,896     $   230,559     $   208,327     $   189,002     $   198,108
Ratio of expenses to average net assets(1)                    1.09%           1.11%           1.15%           1.15%           1.09%
Ratio of net investment income to average
  net assets                                                   181%           1.31%           1.37%           1.41%           1.25%
Portfolio turnover rate                                         71%            103%            106%            155%             88%
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratios of expenses to average net assets net of custody credits would have been 1.14% for the year ended December 31, 2003, 1.08% for the year ended December 31, 2001 and would not have changed for the years ended December 31, 2005, 2004 and 2002.

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------


                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2006, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from our Internet site at http://www.vlfunds.com.

                  Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 202-551-8090.


--------------------------------------------------------------------------------
Investment Adviser                      Service Agent
Value Line, Inc.                        State Street Bank and Trust Company
220 East 42nd Street                    c/o BFDS
New York, NY 10017-5891                 P.O. Box 219729
                                        Kansas City, MO 64121-9729

Custodian                               Distributor
State Street Bank and Trust Company     Value Line Securities, Inc.
225 Franklin Street                     220 East 42nd Street
Boston, MA 02110                        New York, NY 10017-5891
--------------------------------------------------------------------------------

Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                   File No. 811-612

                     VALUE LINE INCOME AND GROWTH FUND, INC.

               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729
                                 www.vlfunds.com


--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2006
--------------------------------------------------------------------------------

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Income and Growth Fund, Inc. (the "Fund") dated May 1, 2006, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund's 2005 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.


                                  ------------

                                TABLE OF CONTENTS


                                                                       Page
                                                                       -----
      Description of the Fund and Its Investments and Risks .......... B-2
      Management of the Fund ......................................... B-8
      Investment Advisory and Other Services ......................... B-13
      Service and Distribution Plan .................................. B-15
      Brokerage Allocation and Other Practices ....................... B-17
      Capital Stock .................................................. B-18
      Purchase, Redemption and Pricing of Shares ..................... B-18
      Taxes .......................................................... B-19
      Performance Data ............................................... B-24
      Financial Statements ........................................... B-25

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

      History and Classification. The Fund is an open-end, diversified, management investment company incorporated in Delaware in 1952 and reincorporated in Maryland in 1972. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

Non Principal Investment Strategies and Associated Risks.

      Lower rated securities. The Fund may invest up to 5% of its total assets in below investment grade, high-yield bonds also known as junk bonds. The total return and yield of these lower rated bonds can be expected to fluctuate more than the total return and yield of higher quality bonds. Junk bonds have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy and a risk of loss of income and principal, than is the case with lower yielding, higher rated securities. Junk bonds are often thinly traded and can be more difficult to sell and value accurately than high quality bonds.

      Restricted and illiquid securities. On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the "Securities Act") if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

      In addition, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

      The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

      To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

      Covered Call Options. The Fund may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also forgoes the opportunity to sell the underlying security during the option period. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

      The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

      Stock Index Futures Contracts and Options Thereon. The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC"). The Fund will only enter into futures contracts and options on futures transactions in compliance with the applicable regulations promulgated by the CFTC.

      There can be no assurance of the Fund's successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

      For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

      A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Fund's successful use of stock index futures as a hedging device.

      The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.

      No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

      The Fund may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

      Successful use of stock index futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. If the Adviser's judgment about the several directions of the market is wrong, the Fund's overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless its Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

      Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

      Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Fund Fundamental Policies.

      (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

      (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund's entering into stock index futures.

      (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

      (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

      (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

      (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

      (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Fund for permissible purposes or to margin payments made in connection with such contracts.

      (viii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"). The Fund may also purchase and sell put and call options on stock index futures contracts.

      (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

      (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

      (xiii) The Fund may not invest in commodities or commodity contracts except that the Fund may invest in stock index futures contracts and options on stock index futures contracts.

      (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

      (xv) The primary investment objective of the Fund is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

      In addition, management of the Fund has adopted a policy that it will not recommend that the Fund purchase interests in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.


      If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.


      The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

      The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.


        Name, Address                                      Length of
           and Age                     Position           Time Served
---------------------------- --------------------------- -------------
Interested Director*

Jean Bernhard Buttner        Chairman of the Board of     Since 1983
Age 71                       Directors and President

Non-Interested Directors

John W. Chandler             Director                     Since 1991
18 Victoria Lane
Lanesboro, MA 01237
Age 82

Frances T. Newton            Director                     Since 2000
4921 Buckingham Drive
Charlotte, NC 28209
Age 64

Francis C. Oakley            Director                     Since 2000
54 Scott Hill Road
Williamstown, MA 01267
Age 74

David H. Porter              Director                     Since 1997
5 Birch Run Drive
Saratoga Springs, NY 12866
Age 70

Paul Craig Roberts           Director                     Since 1983
169 Pompano St.
Panama City Beach, FL 32413
Age 67

Nancy-Beth Sheerr            Director                     Since 1996
1409 Beaumont Drive
Gladwyne, PA 19035
Age 57

Officers

Bradley Brooks               Vice President               Since 2002
Age 43

Stephen E. Grant             Vice President               Since 2006
Age 52

David T. Henigson            Vice President, Secretary    Since 1994
Age 48                       and Chief Compliance
                             Officer

Stephen R. Anastasio         Treasurer                    Since 2005
Age 46

                                                Principal                               Other
                                               Occupation                           Directorships
        Name, Address                        During the Past                           Held by
           and Age                               5 Years                              Director
---------------------------- ---------------------------------------------- ----------------------------
Interested Director*

Jean Bernhard Buttner        Chairman, President and Chief                  Value Line, Inc.
Age 71                       Executive Officer of Value Line, Inc. (the
                             "Adviser") and Value Line Publishing,
                             Inc. Chairman and President of each of
                             the 14 Value Line Funds and Value Line
                             Securities Inc. (the "Distributor")

Non-Interested Directors

John W. Chandler             Consultant, Academic Search Consultation       None
18 Victoria Lane             Service, Inc. 1992-2004. Trustee Emeritus
Lanesboro, MA 01237          and Chairman (1993-1994) of the Board of
Age 82                       Trustees of Duke University; President
                             Emeritus, Williams College.

Frances T. Newton            Customer Support Analyst, Duke Power           None
4921 Buckingham Drive        Company.
Charlotte, NC 28209
Age 64

Francis C. Oakley            Professor of History, Williams College,        Berkshire Life Insurance
54 Scott Hill Road           1961 to present. Professor Emeritus            Company of America.
Williamstown, MA 01267       since 2002. President Emeritus since
Age 74                       1994 and President, 1985-1994;
                             Chairman (1993-1997) and Interim
                             President (2002-2003) of the American
                             Council of Learned Societies. Trustee
                             since 1997 and Chairman of the Board
                             since 2005, National Humanities Center.

David H. Porter              Visiting Professor of Classics, Williams       None
5 Birch Run Drive            College, since 1999; President Emeritus,
Saratoga Springs, NY 12866   Skidmore College since 1999 and
Age 70                       President, 1987-1998.

Paul Craig Roberts           Chairman, Institute for Political Economy.     A. Schulman Inc. (plastics)
169 Pompano St.
Panama City Beach, FL 32413
Age 67

Nancy-Beth Sheerr            Senior Financial Advisor Veritable, L.P.       None
1409 Beaumont Drive          (investment advisor) since 2004; Senior
Gladwyne, PA 19035           Financial Advisor, Hawthorn, 2001-2004.
Age 57

Officers

Bradley Brooks               Portfolio Manager with the Adviser.
Age 43

Stephen E. Grant             Portfolio Manager with the Adviser.
Age 52

David T. Henigson            Director, Vice President and Compliance
Age 48                       Officer of the Adviser. Director and Vice
                             President of the Distributor. Vice President,
                             Secretary, and Chief Compliance Officer of
                             each of the 14 Value Line Funds.

Stephen R. Anastasio         Controller of the Adviser until 2003;
Age 46                       Chief Financial Officer of the Adviser,
                             2003-2005; Treasurer of the Adviser
                             since 2005; Treasurer of each of the 14
                             Value Line Funds.

------------


* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.


      Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.


      The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent registered public accounting firm to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent registered public accounting firm in executive session at each meeting. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meeting during the last fiscal year.

      The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2005. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

                                                       Total
                                                    Compensation
                                                     From Fund
                                     Aggregate        and Fund
                                   Compensation       Complex
        Name of Persons              From Fund       (14 Funds)
      -------------------------   --------------   -------------
      Interested Director
      Jean B. Buttner                 $  -0-          $   -0-

      Non-Interested Directors
      John W. Chandler                 3,214           45,000
      Frances T. Newton                3,214           45,000
      Francis C. Oakley                3,214           45,000
      David H. Porter                  3,214           45,000
      Paul Craig Roberts               3,214           45,000
      Nancy-Beth Sheerr                3,214           45,000

      The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 2005:


                                                         Aggregate Dollar
                                 Dollar Range of          Range of Equity
                                Equity Securities        Securities in All
Name of Director                   in the Trust       of the Value Line Funds
----------------------------   -------------------   ------------------------
Interested Director
Jean B. Buttner ............   $     1 - $10,000          Over $100,000
Non-Interested Directors
John W. Chandler ...........   $     1 - $10,000     $10,001 - $50,000
Frances T. Newton ..........   $     1 - $10,000     $10,001 - $50,000
Francis C. Oakley ..........   $     1 - $10,000     $10,001 - $50,000
David H. Porter ............   $     1 - $10,000     $10,001 - $50,000
Paul Craig Roberts .........   $10,001 - $50,000     $10,001 - $50,000
Nancy-Beth Sheerr ..........   $     1 - $10,000     $10,001 - $50,000

      As of March 31, 2006, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund except Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, which owned 8,847,624 shares of record or approximately 23.7% of the shares outstanding and National Financial Services Co., 200 Liberty Street, New York, NY 10281, which owned 3,497,991 shares of record or approximately 9.4% of the shares outstanding. The Adviser and its affiliates and officers and directors of the Fund as a group owned less than 1% of the outstanding shares.


      None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, Value Line Securities, Inc., the Fund's distributor (the "Distributor") or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Fund's Distributor.

Proxy Voting Policies

      As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.


      Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund's Proxy Voting Policies to Institutional Shareholder Services ("ISS"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of ISS.

      The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, the Fund's vote may vary depending upon the actual circumstances presented.


Election of Directors, Corporate Governance and Routine Matters

      o Generally, the Fund supports the company's nominees to serve as directors.

      o The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

            o Increases in the number of authorized shares of or issuances of common stock or other equity securities;

            o Provisions of the corporate charter addressing indemnification of directors and officers;

            o     Stock repurchase plans; and

            o     The selection of independent accountants.

      o The types of matters on corporate governance that the Adviser would expect to vote against include:

            o The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

            o     The adoption of a classified board;

            o The adoption of poison pill plans or similar anti-takeover measures; and


            o The authorization of a class of shares not held by the Fund with superior voting rights.


Compensation Arrangements and Stock Option Plans


      The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.


Social Policy Based Proposals

      Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

      If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

      Every August, the Fund will file with the Securities and Exchange Commission ("SEC") information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://vlfunds.com.

      Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings


      The Fund's policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund's investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.


      In addition, the Fund's Distributor produces for marketing purposes Fund fact sheets, which include the Fund's top ten holdings and other information regarding the Fund's portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Fund has filed with the SEC its annual, semi-annual or quarterly reports.


      Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund's service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor's , Lipper, Thomson Financial, Value Line Publishing and Bloomberg. The Fund's service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund's portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

      Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund's Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund's Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund's Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.


      The Board of Directors of the Fund has approved the Fund's portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time or require that the Fund's Chief Compliance Officer monitor compliance with this policy.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.


      The investment advisory agreement between the Fund and the Adviser, dated February 25, 1992, provides for an advisory fee at an annual rate equal to 0.70% on the first $100 million of the Fund's average daily net assets and 0.65% of such net assets in excess thereof. During 2003, 2004 and 2005, the Fund paid or accrued to the Adviser advisory fees of $1,291,000, $1,443,000 and $1,656,311, respectively.

      The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

      The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3.5 billion as of March 31, 2006.


      Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

      The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

      The Fund has entered into a distribution agreement with the Distributor whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

      State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $76,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund's independent registered public accounting firm and also performs certain tax preparation services.

Portfolio Managers


      Bradley Brooks is primarily responsible for the day-to-day management of the Fund's portfolio.

      Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser's discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager's base salary. The profitability of the Adviser and the after tax investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager's overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager's bonus. There are no differences in a portfolio manager's compensation structure for managing mutual funds or private accounts.

      Other Accounts Managed. Bradley Brooks is primarily or jointly responsible for the day-to-day management of five Value Line mutual funds with combined total assets at December 31, 2005 of approximately $1,162 million and seven private accounts with assets at December 31, 2005, of approximately $47 million.

      Material Conflicts of Interest. The Adviser's portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser's private accounts, like the Fund, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser's accounts in a manner which the Adviser deems to be fair and equitable.

      Ownership of Securities. Bradley Brooks does not own any shares of the Fund.


                          SERVICE AND DISTRIBUTION PLAN


      The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund's average daily net assets. During the fiscal year ended December 31, 2005, the Fund paid fees of $617,801 to the Distributor under the Plan. The Distributor paid $267,457 to other broker-dealers and incurred $67,143 in advertising and other marketing expenses.


      The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

      The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's marketing expenses, the Distributor may earn a profit under the Plan.


      The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the 1940
Act) must be nominated by existing Directors who are not interested persons.

      Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan.

      None of the non-interested Directors has a financial interest in the operation of the Plan.

      The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

      If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, "intermediaries"), your intermediary may receive various forms of compensation from the Distributor. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types or payments an intermediary may receive include:

      o Payments under the Plan which are asset based charges paid from the assets of the Fund;

      o Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

      You should ask your intermediary for information about any payments it receives from the Distributors.


      The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of average daily net assets. As of December 31, 2005, the maximum amount of additional compensation that the Distributor is paying to any intermediary from its own assets was 0.15% of average daily net assets.

      As of December 31, 2005, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund's payment of 0.25% of average daily net assets pursuant to the Plan.

      National City Bank
      Pershing LLC
      National Financial Services Corp.
      E*TRADE
      National Investors Services Corp.
      Charles Schwab
      USAA Investment Management Co.
      Edgewood Services, Inc.
      The 401K Company

      Financial intermediaries may have been added or removed from the list above since December 31, 2005.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.


      During 2003, 2004 and 2005, the Fund paid brokerage commissions of $454,797, $495,694 and $159,923, respectively, of which $241,545 (53%), $235,111
(47%) and $0, respectively, was paid to the Distributor, a subsidiary of the Adviser. The Distributor cleared transactions for the Fund through unaffiliated broker-dealers.


      The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the Investment Company Act of 1940 which requires that the commissions paid to the Distributor or any other

"affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. The Board of Directors reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by the affiliates in connection therewith. During 2005, all of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.


      Portfolio turnover. The Fund's annual portfolio turnover rate exceeded 100% in the years ended December 31, 2002, 2003 and 2004. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objectives, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                                  CAPITAL STOCK

      Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

Automatic Purchases: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

Retirement Plans: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

      The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

      It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.


Calculation of Net Asset Value: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Fund generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.


                                      TAXES


      The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.


      If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when the Fund's income is distributed, it would be subject to a further tax at the shareholder level.

      The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

      Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the Fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

      A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

      Dividends from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

      At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

      Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

      If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, as least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

      The Fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.

      Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

      Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the years of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

      A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.


      Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


      Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends on distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

      For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% "backup withholding" requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.


      The foregoing discussion relates solely to U.S. federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and who hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. While the Fund does not expect Fund shares to constitute U.S. real property interests, a portion of the Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, a non-U.S. shareholder may be required to file a U.S. federal income tax return to report such gain and may be subject to U.S. federal withholding tax. Shareholders are advised to consult with their tax advisers concerning the application of federal, state, local and foreign taxes to an investment in the Fund.


                                PERFORMANCE DATA

      From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.


      For the one, five and ten year periods ending December 31, 2005, the Fund's average annual total returns were 9.98%, 5.48% and 11.09%, respectively; the Fund's average annual total returns (after taxes on distributions) were 7.96%, 3.90% and 8.54%, respectively; the Fund's average annual total returns (after taxes on distributions and sale of Fund shares) were 7.87%, 4.06% and 8.46%, respectively.


      The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

      From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

      Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS


      The Fund's financial statements for the year ended December 31, 2005, including the financial highlights for each of the five fiscal years in the period ended December 31, 2005, appearing in the 2005 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

                            PART C: OTHER INFORMATION

Item 23. Exhibits.

      (a)   Articles of Incorporation, as amended.*

      (b)   By-laws, as amended.*

      (c) Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit
            (a) to Post-Effective Amendment No. 83, filed February 24, 1999.

      (d)   Investment Advisory Agreement.*

      (e)   Underwriting Contract.*

      (f)   Not applicable.

      (g)   Custodian Agreement.*

      (h)   Not applicable.

      (i)   Legal Opinion.*

      (j)   Consent of independent registered public accounting firm.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Service and Distribution Plan.***

      (p)   Code of Ethics.**

------------
* Filed as an exhibit to Post-Effective Amendment No. 83, filed February 24, 1999, and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 84, filed April 26, 2000, and incorporated herein by reference.

*** Filed as an exhibit to Post-Effective Amendment No. 85, filed April 27, 2001, and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control With Registrant.

      None

Item 25. Indemnification.

      Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 83.

Item 26. Business or Other Connections of Investment Adviser.

      Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                  Position With
          Name                     the Advisor                          Other Employment
---------------------     -----------------------------   -------------------------------------------
Jean Bernhard Buttner     Chairman of the Board,          Chairman of the Board and Chief Executive
                          President and Chief             Officer of Arnold Bernhard & Co., Inc. and
                          Executive Officer               Chairman of the Value Line Funds and the
                                                          Distributor

Samuel Eisenstadt         Senior Vice President           ___________________________________________
                          and Director

David T. Henigson         Vice President and Director     Vice President and a Director of Arnold
                                                          Bernhard & Co., Inc. and the Distributor;
                                                          Vice President, Secretary and Chief
                                                          Compliance Officer of each of the Value
                                                          Line Funds

Howard A. Brecher         Vice President, Secretary       Vice President, Secretary, Treasurer and a
                          and Director                    Director of Arnold Bernhard & Co., Inc.

Mitchell Appel            Chief Financial Officer         ___________________________________________

Stephen Anastasio         Treasurer                       Treasurer of each of the Value Line Funds

Herbert Pardes, MD        Director                        President and CEO of New York-Presbyterian
                                                          Hospital

Edward J. Shanahan        Director                        President and Headmaster, Choate Rosemary
                                                          Hall (boarding school)

Marion Ruth               Director                        Real Estate Executive; President, Ruth
                                                          Realty (real estate broker)

Edgar A. Buttner, MD      Director                        Postdoctoral Fellow, Harvard University


Item 27. Principal Underwriters.


      (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

      (b)


                                       (2)                         (3)
            (1)                Position and Offices           Position and
    Name and Principal           with Value Line              Offices with
     Business Address            Securities, Inc.              Registrant
------------------------   -------------------------   -------------------------
Jean Bernhard Buttner      Chairman of the Board       Chairman of the Board
                                                       and President

David T. Henigson          Vice President, Secretary   Vice President, Secretary
                           and Director                and Chief Compliance
                                                       Officer

Howard A. Brecher          Vice President              Assistant Secretary and
                                                       Assistant Treasurer

Mitchell Appel             Chief Financial Officer     _________________________

Stephen Anastasio          Treasurer                   Treasurer


      The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017_5891.

      (c)   Not applicable.

Item 28. Location of Accounts and Records.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017

      For records pursuant to:
      Rule 31a_1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a_1(f)

            State Street Bank and Trust Company
            c/o BFDS
            P.O. Box 219729
            Kansas City, MO 64121_9729


      For records pursuant to Rule 31a_1(b)(2)(iv):


            State Street Bank and Trust Company
            225 Franklin Street
            Boston, MA 02110
            For all other records

Item 29. Management Services.

      None.

Item 30. Undertakings.

      None.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of April, 2006.

                                        VALUE LINE INCOME AND GROWTH FUND, INC.

                                      By: /s/ David T. Henigson
                                          ----------------------------------
                                           David T. Henigson, Vice President


      Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                   Title                          Date
-------------------------   --------------------------------   ---------------

   *JEAN B. BUTTNER         Chairman and Director;             April 27, 2006
  (Jean B. Buttner)         President; Principal
                            Executive Officer

   *JOHN W. CHANDLER        Director                           April 27, 2006
  (John W. Chandler)

  *FRANCES T. NEWTON        Director                           April 27, 2006
 (Frances T. Newton)

  *FRANCIS C. OAKLEY        Director                           April 27, 2006
 (Francis C. Oakley)

   *DAVID H. PORTER         Director                           April 27, 2006
  (David H. Porter)

  *PAUL CRAIG ROBERTS       Director                           April 27, 2006
 (Paul Craig Roberts)

  *NANCY_BETH SHEERR        Director                           April 27, 2006
 (Nancy_Beth Sheerr)


/s/ Stephen Anastasio     Treasurer; Principal Financial       April 27, 2006
---------------------        and Accounting Officer
 (Stephen Anastasio)

*By:/s/ David T. Henigson
    ----------------------------------
    (David T. Henigson, Attorney_in_Fact)